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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           ___________________________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2000


                           AAMES FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in Its Charter)


         Delaware                      0-19604                    95-340340
--------------------------           -------------           -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)



                       350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                    (Address of Principal Executive Offices)



                                (323) 210-5000
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant issued on October 31, 2000 which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press releases are attached to this Form 8-K as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)               EXHIBITS

         99.1              Press release issued October 31, 2000.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AAMES FINANCIAL CORPORATION




Dated: November 1, 2000                  By:  /s/  Ralph W. Flick
                                             -------------------------
                                              Ralph W. Flick
                                              Assistant Secretary



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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION OF EXHIBIT
------------          ----------------------

       99.1           Press release issued October 31, 2000.




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